SEACOAST ANNOUNCES THE ACQUISITION OF LEGACY BANK OF FLORIDA

Significantly Expands Seacoast’s Presence in the Dynamic
Palm Beach and Broward County Marketplaces

STUART, Fla., March. 23, 2021 -- Seacoast Banking Corporation of Florida (“Seacoast”) (NASDAQ: SBCF), the holding company for Seacoast National Bank (“Seacoast Bank”), announced today that it has signed a definitive agreement to acquire Legacy Bank of Florida (“Legacy Bank”), in a transaction that will expand Seacoast’s presence in Broward and Palm Beach counties in Florida’s largest metropolitan statistical area.
Pursuant to the terms of the merger agreement, Legacy Bank of Florida will be merged with and into Seacoast Bank. Legacy Bank operates five branches across the two counties with deposits of approximately $432 million and loans of $482 million as of December 31, 2020.
“Legacy Bank of Florida is a customer-focused franchise with an outstanding reputation for service excellence and deep customer relationships in this important market. We see great opportunity in complementing its strengths with Seacoast’s innovation and breadth of offerings to grow our presence and expand our position in South Florida,” said Charles M. Shaffer, Seacoast's President and CEO. “The transaction is expected to be accretive to earnings in 2021 with minimal dilution of tangible book value, and will build upon our previous South Florida acquisitions adding scale in one of the fastest growing and dynamic markets in the United States. We look forward to welcoming the employees and customers of Legacy Bank to the Seacoast franchise.”
“Since 2006, Legacy Bank of Florida has been committed to white glove service, local decision-making, and competitive products. We are delighted to partner with Seacoast, which shares our values and has been serving Florida consumers and businesses for more than 90 years,” said Dennis G. Bedley, Chairman and CEO of Legacy Bank of Florida.
Following the merger, Bedley will remain with Seacoast, serving as Broward County Market President.
The transaction will increase Seacoast’s deposits in the Miami-Fort Lauderdale-Pompano Beach MSA by 41% to approximately $1.4 billion. Seacoast expects the transaction to be 2% accretive to earnings per share in 2021, excluding one-time transaction costs, with minimal dilution of tangible book value per share, and 6% accretive to earnings per share in 2022.
Seacoast previously expanded in Palm Beach and Broward counties with the acquisitions of Grand Bankshares in 2015, Palm Beach Community Bank in 2017, First Green Bancorp in 2018, and First Bank of the Palm Beaches in 2020.
Under the terms of the merger agreement, Legacy Bank shareholders are expected to receive 0.1703 shares of Seacoast common stock for each share of Legacy Bank common stock. The exchange ratio for the transaction is fixed which means that the transaction value will fluctuate as a result of changes in Seacoast’s stock price. Based on Seacoast’s closing price of $35.53 as of March 23, 2021, the Legacy Bank transaction, including the exchange of Legacy Bank options, is valued at approximately $102.2 million or $6.05 per share.
Closing of the transaction is expected in the third quarter of 2021, following receipt of approvals from regulatory authorities, the approval of Legacy shareholders, and the satisfaction of other customary closing conditions.

Piper Sandler & Co. served as financial advisor and Alston & Bird LLP served as legal counsel to Seacoast. Hovde Group served as financial advisor and Fenimore, Kay, Harrison & Ford, LLP served as legal counsel to Legacy Bank.
Investor Conference Call
Seacoast will host a conference call on Wednesday, March 24, 2021 at 11:00 a.m. (Eastern Time) to discuss the acquisitions. Investors may call in (toll-free) by dialing (888) 517-2513 passcode: 9444 475#. Slides will be used during the conference call and may be accessed at Seacoast’s website at SeacoastBanking.com by selecting “Presentations” under the heading “News/Events.” Additionally, a recording of the call will be made available to individuals shortly after the conference call, and can be accessed by clicking here. Passcode: 50130037. Recording will be available for one year.
About Seacoast Banking Corporation of Florida (NASDAQ: SBCF)
Seacoast Banking Corporation of Florida is one of the largest community banks headquartered in Florida with approximately $8.3 billion in assets and $6.9 billion in deposits as of December 31, 2020. The Company provides integrated financial services including commercial and retail banking, wealth management, and mortgage services to customers through advanced banking solutions, and 51 traditional branches of its locally-branded, wholly-owned subsidiary bank, Seacoast Bank. Offices stretch from Fort Lauderdale, Boca Raton and West Palm Beach north through the Daytona Beach area, into Orlando and Central Florida and the adjacent Tampa market, and west to Okeechobee and surrounding counties. More information about the Company is available at www.SeacoastBanking.com.
Important Information for Investors and Shareholders
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Seacoast will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a proxy statement of Legacy Bank and a prospectus of Seacoast, and Seacoast will file other documents with the SEC with respect to the proposed merger. A definitive proxy statement/prospectus will be mailed to shareholders of Legacy Bank. Investors and security holders of Seacoast and Legacy Bank are urged to read the entire proxy statement/prospectus and other documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC by Seacoast through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Seacoast will be available free of charge on Seacoast’s internet website or by contacting Seacoast.
Seacoast, Legacy Bank, their respective directors and executive officers and other members of management and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Seacoast is set forth in its proxy statement for its 2020 annual meeting of shareholders, which was filed with the SEC on April 10, 2020 and its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
Cautionary Notice Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning, and protections, of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, cost savings, enhanced revenues, economic and seasonal conditions in our markets, and improvements to reported earnings that may be realized from cost controls, tax law changes, new initiatives and for integration of banks that we have acquired, as well as statements with respect to Seacoast's objectives, strategic plans, expectations and intentions and other statements that are not historical facts, any of which may be impacted by the COVID-19 pandemic and related effects on the U.S. economy. Actual results may differ from those set forth in the forward-looking statements.
Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates and intentions about future performance and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements.

All statements other than statements of historical fact could be forward-looking statements. You can identify these forward-looking statements through our use of words such as "may", "will", "anticipate", "assume", "should", "support", "indicate", "would", "believe", "contemplate", "expect", "estimate", "continue", "further", "plan", "point to", "project", "could", "intend", "target" or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality and the adverse impact of COVID-19 (economic and otherwise); governmental monetary and fiscal policies, including interest rate policies of the Board of Governors of the Federal Reserve, as well as legislative, tax and regulatory changes; changes in accounting policies, rules and practices, including the impact of the adoption of CECL; our participation in the Paycheck Protection Program ("PPP"); the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; uncertainty related to the impact of LIBOR calculations on securities and loans; changes in borrower credit risks and payment behaviors; changing retail distribution strategies, customer preferences and behavior; changes in the availability and cost of credit and capital in the financial markets; changes in the prices, values and sales volumes of residential and commercial real estate; our ability to comply with any regulatory requirements; the effects of problems encountered by other financial institutions that adversely affect us or the banking industry; our concentration in commercial real estate loans; inaccuracies or other failures from the use of models, including the failure of assumptions and estimates, as well as differences in, and changes to, economic, market and credit conditions; the impact on the valuation of our investments due to market volatility or counterparty payment risk; statutory and regulatory dividend restrictions; increases in regulatory capital requirements for banking organizations generally; the risks of mergers, acquisitions and divestitures, including our ability to continue to identify acquisition targets and successfully acquire desirable financial institutions; changes in technology or products that may be more difficult, costly, or less effective than anticipated; our ability to identify and address increased cybersecurity risks; inability of our risk management framework to manage risks associated with our business; dependence on key suppliers or vendors to obtain equipment or services for our business on acceptable terms; reduction in or the termination of our ability to use the mobile-based platform that is critical to our business growth strategy; the effects of war or other conflicts, acts of terrorism, natural disasters, health emergencies, epidemics or pandemics, or other catastrophic events that may affect general economic conditions; unexpected outcomes of and the costs associated with, existing or new litigation involving us; our ability to maintain adequate internal controls over financial reporting; potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions; the risks that our deferred tax assets could be reduced if estimates of future taxable income from our operations and tax planning strategies are less than currently estimated and sales of our capital stock could trigger a reduction in the amount of net operating loss carryforwards that we may be able to utilize for income tax purposes; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the establishment of reserves for possible loan losses.

Given the many unknowns and risks being heavily weighted to the downside, our forward-looking statements are subject to the risk that conditions will be substantially different than we are currently expecting. If efforts to contain COVID-19 are unsuccessful and restrictions on movement last into the second half of 2021 and beyond, the recession would be much longer and much more severe. Ineffective fiscal stimulus, or an extended delay in implementing it, are also major downside risks. The deeper the recession is, and the longer it lasts, the more it will damage consumer fundamentals and sentiment. This could both prolong the recession, and/or make any recovery weaker. Similarly, the recession could damage business fundamentals. And an extended global recession due to COVID-19 would weaken the U.S. recovery. As a result, the outbreak and its consequences, including responsive measures to manage it, have had and are likely to continue to have an adverse effect, possibly materially, on our business and financial performance by adversely affecting, possibly materially, the demand and profitability of our products and services, the valuation of assets and our ability to meet the needs of our customers.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2020 under "Special Cautionary Notice Regarding Forward-looking Statements" and "Risk Factors", and otherwise in our SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC's Internet website at www.sec.gov.